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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                              ____________________


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 18, 1997

                            CHEVY CHASE BANK, F.S.B
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       (Exact name of registrants as specified in governing instruments)

  United States                  333-1682                    52-0897004
------------------        ----------------------           ------------------
(State or other          (Commission File Number)         (IRS Employer
jurisdiction of                                            Identification Nos.)
organization)


         8401 Connecticut Avenue, Chevy Chase, Maryland        20815
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         (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:     (301) 986-7000
                                                     ----------------------

                                Not Applicable
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         (Former name or former address if changed since last report)


                        Exhibit Index located at Page 2
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Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7.   Exhibits.
          --------

          (a) Executed exhibits - The following executed exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                                   Sequentially
          Exhibit                                                    Numbered
          Number     Exhibit                                          Page
          -------    -------                                       ------------

          4.2       Form of Pooling and Servicing Agreement.

          5.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to securities being registered.

          8.1 Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.

          23.3      Consent (filed as part of opinions in Exhibits
                    5.1 and 8.1).

          23.4      Accountants' Consent.

          99.1      Financial Statements of Capital Markets
                    Assurance Corporation.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CHEVY CHASE BANK, F.S.B.
                                 (Registrant)



September 18, 1997            By: /s/ Stephen R. Halpin, Jr.
                                 --------------------------------
                              Name:  Stephen R. Halpin, Jr.
                                     Executive Vice President and
                                     Chief Financial Officer

                                       3